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                                                                   Exhibit 10.51

                                 FIRST AMENDMENT
                                       TO
                               SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT is made and entered into as of the ____ day of January, 2002, by and between U.S. XPRESS LEASING, INC., a Tennessee corporation ("Debtor") and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC ("Secured Party").

                                    RECITALS
                                    --------

         WHEREAS, Debtor and Secured Party have previously executed that certain Security Agreement dated as of December 21, 2001 (the "Security Agreement");

         WHEREAS, Debtor and Secured Party have agreed to amend the Security Agreement on the terms and conditions described herein:

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto agree as follows:

         1. The text of Section 4.4 of the Security Agreement (Decrease in Value of Collateral) is deleted in its entirety and replaced with the phrase "Intentionally Omitted."

         2. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Security Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

         3. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

         4. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which taken together, shall constitute a single agreement. It shall not be necessary that all signatures appear on every counterpart so long as each party executes at least one counterpart.

         5. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Security Agreement.

         6. This Amendment shall be governed by and construed in accordance with the internal laws of the state of Tennessee.

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                            DEBTOR:

                            U.S. XPRESS LEASING, INC.

                            By:
                               -------------------------------------------
                                                     Signature
                            Title:________________________________________


                            SECURED PARTY:

                            DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

                            By:
                               -------------------------------------------
                                                     Signature
                            Title: _______________________________________


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